Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                        March 2, 2002       to    April 1, 2002
Determination Date                      April 10, 2002
Distribution Date                       April 15, 2002

Available Amounts
-----------------

   Scheduled Payments plus Payaheads, net of Excluded Amounts                                 2,945,013.28
   Prepayment Amounts                                                                         1,432,180.58
   Recoveries                                                                                   648,417.27
   Investment Earnings on Collection Account and Reserve Fund                                     3,083.54
   Late Charges                                                                                  10,286.09
   Servicer Advances                                                                                  0.00

   Total Available Amounts                                                                    5,038,980.76
   -----------------------                                                                    ------------

Payments on Distribution Date
-----------------------------

   Trustee Fees (only applicable pursuant to an Event of Default)                                     0.00
   Unreimbursed Servicer Advances to the Servicer                                                     0.00
   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                               0.00
   Interest due to Class A-1 Notes                                                                    0.00
   Interest due to Class A-2 Notes                                                                    0.00
   Interest due to Class A-3 Notes                                                               41,520.49
   Interest due to Class A-4 Notes                                                              146,800.09
   Interest due to Class B Notes                                                                 13,495.76
   Interest due to Class C Notes                                                                 11,983.78
   Interest due to Class D Notes                                                                 22,175.27
   Class A-1 Principal Payment Amount                                                                 0.00
   Class A-2 Principal Payment Amount                                                                 0.00
   Class A-3 Principal Payment Amount                                                         2,185,261.85
   Class A-4 Principal Payment Amount                                                                 0.00
   Class B Principal Payment Amount                                                                   0.00
   Class C Principal Payment Amount                                                                   0.00
   Class D Principal Payment Amount                                                                   0.00
   Additional Principal to Class A-2 Notes                                                            0.00
   Additional Principal to Class A-3 Notes                                                    2,648,644.34
   Additional Principal to Class A-4 Notes                                                            0.00
   Additional Principal to Class B Notes                                                              0.00
   Additional Principal to Class C Notes                                                              0.00
   Additional Principal to Class D Notes                                                              0.00
   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                   0.00
   Deposit to the Reserve Fund                                                                  (30,900.82)
   Excess to Certificateholder                                                                        0.00

   Total distributions to Noteholders and Certificateholders                                  5,038,980.76
   ---------------------------------------------------------                                  ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

       Trustee fees due on Distribution Date                                                              0.00

Unreimbursed Servicer Advances
------------------------------

       Unreimbursed Servicer Advances                                                                     0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

 (i)   Servicing Fee Percentage                                                                           0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                          46,432,524.66
 (iii) Servicing Fee ( ( (i) / 12 ) x (ii) )                                                              0.00
 (iv)  Servicing Fee accrued but not paid in prior periods                                                0.00

       Total Servicing Fee due and accrued ( (iii) + (iv) )                                               0.00

       Servicing Fee carried forward                                                                      0.00

       Monthly Servicing Fee distributed                                                                  0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                                0.00
       Class A-1 Interest Rate                                                                         4.94795%
       Number of days in Accrual Period                                                                     31
       Current Class A-1 interest due                                                                     0.00
       Class A-1 interest accrued but not paid in prior periods                                           0.00
       Total Class A-1 interest due                                                                       0.00
       Class A-1 interest carried forward                                                                 0.00

       Class A-1 interest distribution                                                                    0.00

Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                                -
       Class A-2 Interest Rate                                                                            5.26%
       Current Class A-2 interest due                                                                     -
       Class A-2 interest accrued but not paid in prior periods                                           0.00
       Total Class A-2 interest due                                                                       -
       Class A-2 interest carried forward                                                                 0.00

       Class A-2 interest distribution                                                                    -

Class A-3 Interest Schedule
---------------------------

       Opening Class A-3 principal balance                                                        9,059,015.07
       Class A-3 Interest Rate                                                                            5.50%
       Current Class A-3 interest due                                                                41,520.49
       Class A-3 interest accrued but not paid in prior periods                                           0.00
       Total Class A-3 interest due                                                                  41,520.49
       Class A-3 interest carried forward                                                                 0.00

       Class A-3 interest distribution                                                               41,520.49

Class A-4 Interest Schedule
---------------------------

       Opening Class A-4 principal balance                                                       31,345,216.00
       Class A-4 Interest Rate                                                                            5.62%
       Current Class A-4 interest due                                                               146,800.09
       Class A-4 interest accrued but not paid in prior periods                                           0.00
       Total Class A-4 interest due                                                                 146,800.09
       Class A-4 interest carried forward                                                                 0.00

       Class A-4 interest distribution                                                              146,800.09

Class B Interest Schedule
-------------------------

         Opening Class B principal balance                                                        2,782,630.66
         Class B Interest Rate                                                                            5.82%
         Current Class B interest due                                                                13,495.76
         Class B interest accrued but not paid in prior periods                                           0.00
         Total Class B interest due                                                                  13,495.76
         Class B interest carried forward                                                                 0.00

         Class B interest distribution                                                               13,495.76

Class C Interest Schedule
-------------------------

         Opening Class C principal balance                                                        2,226,089.76
         Class C Interest Rate                                                                            6.46%
         Current Class C interest due                                                                11,983.78
         Class C interest accrued but not paid in prior periods                                           0.00
         Total Class C interest due                                                                  11,983.78
         Class C interest carried forward                                                                 0.00

         Class C interest distribution                                                               11,983.78

Class D Interest Schedule
-------------------------

         Opening Class D principal balance                                                        2,901,888.98
         Class D Interest Rate                                                                            9.17%
         Current Class D interest due                                                                22,175.27
         Class D interest accrued but not paid in prior periods                                           0.00
         Total Class D interest due                                                                  22,175.27
         Class D interest carried forward                                                                 0.00

         Class D interest distribution                                                               22,175.27

Class A-1 Principal Schedule
----------------------------

         Class A-1 Maturity Date                                                                  May 15, 2000
(i)      Opening Class A-1 principal balance                                                              0.00
(ii)     Aggregate outstanding principal of Notes plus Overcollateralization Balance             48,314,840.47
(iii)    ADCB as of last day of the Collection Period                                            42,018,121.73
(iv)     Monthly Principal Amount ((ii) - (iii))                                                  6,296,718.74
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                   0.00
         Class A-1 Principal Payment Amount distribution                                                  0.00

         Class A-1 Principal Balance after current distribution                                           0.00

Class A Principal Payment Amount
--------------------------------

(i)      Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                   40,404,231.07
(ii)     Class A Target Investor Principal Amount (90.9583% * ending ADCB)                       38,218,969.22
         Class A Principal Payment Amount                                                         2,185,261.85
         Funds available for distribution                                                         2,185,261.85

Class A-2 Principal Schedule
----------------------------

         Opening Class A-2 principal balance                                                              0.00
         Class A-2 Principal Payment Amount distribution                                                  0.00

         Class A-2 principal balance after current distribution                                           0.00

Class A-3 Principal Schedule
----------------------------

         Opening Class A-3 principal balance                                                      9,059,015.07
         Class A-3 Principal Payment Amount distribution                                          2,185,261.85

         Class A-3 principal balance after current distribution, before Additional Principal      6,873,753.22


Class A-4 Principal Schedule
----------------------------

   Opening Class A-4 principal balance                                                           31,345,216.00
   Class A-4 Principal Payment Amount distribution                                                        0.00

   Class A-4 principal balance after current distribution                                        31,345,216.00

Class B Principal Schedule
--------------------------

   Opening Class B principal balance                                                              2,782,630.66
   Class B Target Investor Principal Amount (3.7674% * ending ADCB)                               1,582,990.72
   Class B Floor                                                                                  3,555,624.86
   Class B Principal Payment Amount due                                                                   0.00
   Class B Principal Payment Amount distribution                                                          0.00

   Class B principal balance after current distribution                                           2,782,630.66

Class C Principal Schedule
--------------------------

   Opening Class C principal balance                                                              2,226,089.76
   Class C Target Investor Principal Amount (3.0139% * ending ADCB)                               1,266,384.17
   Class C Floor                                                                                  2,226,089.76
   Class C Principal Payment Amount due                                                                   0.00
   Class C Principal Payment Amount distribution                                                          0.00

   Class C principal balance after current distribution                                           2,226,089.76

Class D Principal Schedule
--------------------------

   Opening Class D principal balance                                                              2,901,888.98
   Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                 633,213.09
   Class D Floor                                                                                  2,901,888.98
   Class D Principal Payment Amount due                                                                   0.00
   Class D Principal Payment Amount distribution                                                          0.00

   Class D principal balance after current distribution                                           2,901,888.98

Additional Principal Schedule
-----------------------------

   Floors applicable (Yes/No)                                                                              Yes
   Monthly Principal Amount                                                                       6,296,718.74
   Sum of Principal Payments payable on all classes                                               2,185,261.85
   Additional Principal payable                                                                   4,111,456.89
   Additional Principal available, if payable                                                     2,648,644.34

   Class A-2 Additional Principal allocation                                                              0.00
   Class A-2 principal balance after current distribution                                                 0.00

   Class A-3 Additional Principal allocation                                                         2,648,644
   Class A-3 principal balance after current distribution                                         4,225,108.88

   Class A-4 Additional Principal allocation                                                              0.00
   Class A-4 principal balance after current distribution                                        31,345,216.00

   Class B Additional Principal allocation                                                                0.00
   Class B principal balance after current distribution                                           2,782,630.66

   Class C Additional Principal allocation                                                                0.00
   Class C principal balance after current distribution                                           2,226,089.76

   Class D Additional Principal allocation                                                                0.00
   Class D principal balance after current distribution                                           2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

(i)   Servicing Fee Percentage                                                                            0.40%
(ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                           46,432,524.66
(iii) Servicing Fee due (((i) / 12 ) * (ii))                                                         15,477.51

(iv)  Servicing Fee accrued but not paid in prior periods                                         1,697,536.90

      Total Servicing Fee due and accrued ((iii) + (iv))                                          1,713,014.41

      Servicing Fee carried forward                                                               1,713,014.41

      Monthly Servicing Fee distributed                                                                   0.00

Reserve Fund Schedule
---------------------

      ADCB as of the end of the Collection Period                                                42,018,121.73
      Required Reserve Amount (ending ADCB * 0.70%)                                                 294,126.85
      Prior month Reserve Fund balance                                                              325,027.67
      Deposit to Reserve Fund - excess funds                                                              0.00
      Interim Reserve Fund Balance                                                                  325,027.67
      Current period draw on Reserve Fund for Reserve Interest Payments                                   0.00
      Current period draw on Reserve Fund for Reserve Principal Payments                             30,900.82
      Excess to Certificateholder                                                                         0.00
      Ending Reserve Fund balance                                                                   294,126.85

      Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                 0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

Class A-1
---------
Class A-1 principal balance                                         0.00
Initial Class A-1 principal balance                       130,040,761.00

Note factor                                                  0.000000000

Class A-2
---------
Class A-2 principal balance                                         0.00
Initial Class A-2 principal balance                        66,680,434.00

Note factor                                                  0.000000000

Class A-3
---------
Class A-3 principal balance                                 4,225,108.88
Initial Class A-3 principal balance                       135,293,633.00

Note factor                                                  0.031229177

Class A-4
---------
Class A-4 principal balance                                31,345,216.00
Initial Class A-4 principal balance                        31,345,216.00

Note factor                                                  1.000000000

Class B
-------
Class B principal balance                                   2,782,630.66
Initial Class B principal balance                           9,663,831.00

Note factor                                                  0.287942811

Class C
-------
Class C principal balance                                   2,226,089.76
Initial Class C principal balance                           7,731,065.00

Note factor                                                  0.287940893

Class D
-------
Class D principal balance                                   2,901,888.98
Initial Class D principal balance                           3,865,532.00

Note factor                                                  0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
(i)    Outstanding Principal Amount of the Notes
         as of the preceding Distribution Date                     48,314,840.47
(ii)   Overcollateralization Balance as of the preceding
         Distribution Date                                                  0.00
(iii)  Monthly Principal Amount                                     6,296,718.74
(iv)   Available Amounts remaining after the payment
         of interest                                                4,803,005.37
(v)    ADCB as of the end of the Collection Period                 42,018,121.73
       Cumulative Loss Amount                                       1,493,713.37

Class B Floor Calculation
-------------------------

       Class B Floor percentage                                             1.86%
       Initial ADCB                                               386,553,237.98
       Cumulative Loss Amount for current period                    1,493,713.37
       Sum of Outstanding Principal Amount of Class C Notes,
         Class D Notes and Overcollateralization Balance            5,127,978.74
       Class B Floor                                                3,555,624.86

Class C Floor Calculation
-------------------------

       Class C Floor percentage                                             1.09%
       Initial ADCB                                               386,553,237.98
       Cumulative Loss Amount for current period                    1,493,713.37
       Sum of Outstanding Principal Amount of Class D Notes
         and Overcollateralization Balance                          2,901,888.98
       Class C Floor                                                2,226,089.76

Class D Floor Calculation
-------------------------

       Class D Floor percentage                                             0.47%
       Initial ADCB                                               386,553,237.98
       Cumulative Loss Amount for current period                    1,493,713.37
       Overcollateralization Balance                                        0.00
       Class D Floor                                                2,901,888.98

Heller Financial, Inc. is the Servicer (Yes/No)                              Yes

An Event of Default has occurred (Yes/No)                                     No

10% Substitution Limit Calculation
----------------------------------

       ADCB as of the Cut-off Date:                               386,553,237.98

       Cumulative DCB of Substitute Contracts replacing
         materially modified contracts                              5,700,693.36
       Percentage of Substitute Contracts replacing
         materially modified contracts                                      1.47%

       Percentage of Substitute Contracts replacing
         modified contracts exceeds 10%(Yes/No)                               No

5% Skipped Payment Limit Calculation
------------------------------------

       The percent of contracts with Skipped Payment
         modifications                                                      0.46%
       The DCB of Skipped Payment modifications exceeds
         5% of the initial ADCB (Yes/No)                                      No
       Any Skipped Payments have been deferred later
         than January 1, 2006                                                 No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                  46,432,524.66
ADCB as of the last day of the Collection Period                   42,018,121.73

DCB as of the first day of the Collection Period of
  Contracts that became Defaulted Contracts                           267,294.05
Number of Contracts that became Defaulted Contracts
  during the period                                                            7
Defaulted Contracts as a percentage of ADCB (annualized)                    7.63%

DCB of Contracts as of the last day of the Collection
  Period that became Prepaid Contracts                              1,313,754.31
Number of Prepaid Contracts as of the last day of
  the Collection Period                                                       18

DCB of Contracts as of the last day of the Collection
  Period that were added as Substitute Contracts                            0.00
Number of Substitute Contracts as of the last day of
  the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection
  Period that became Warranty Contracts                                     0.00
Number of Warranty Contracts as of the last day of
  the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts
  as of the last day of the Collection Period                         648,417.27

Cumulative Servicer Advances paid by the Servicer                  21,680,284.73
Cumulative reimbursed Servicer Advances                            21,680,284.73

Delinquencies and Losses          Dollars         Percent
------------------------          -------         -------
     Current                   39,299,168.24       93.53%
     31-60 days past due        1,721,823.84        4.10%
     61-90 days past due          788,929.59        1.88%
     Over 90 days past due        208,200.06        0.50%
                               -------------      -------
     Total                     42,018,121.73      100.00%

     31+ days past due          2,718,953.49        6.47%

(i)  Cumulative ADCB of Defaulted Contracts
       (cumulative gross losses to date)                           13,889,414.56
(ii) Cumulative Recoveries realized on Defaulted Contracts          6,905,233.11
     Cumulative net losses to date ((i) - (ii))                     6,984,181.45
     Cumulative net losses as a percentage of the initial ADCB              1.81%